[MassMutual Financial Group Letterhead Appears Here]

September 2, 2011

United States Securities and Exchange Commission

Office of Insurance Products

Division of Investment Management

100 F. Street, NE

Washington, DC 20549-0506

RE:	Massachusetts Mutual Variable Life Separate Account II
File No. 811-04030, CIK 0000746551, Series S000010832
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Massachusetts Mutual Variable Life Separate Account II, a unit investment trust registered under the Act, mailed to its policy owners the semiannual report for the following underlying management investment company: MML Series Investment Fund II. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following June 20, 2011 semiannual reports, filed on Form N-CSR, was filed with the Commission via EDGAR on the date indicated below and is hereby incorporated by reference:

Investment Company	CIK	Series	Class	Date Filed
MML Series Investment Fund II	0001317146
MML Blend Fund (Initial Class)		S000003830	C000010686	8/29/2011
MML Equity Fund (Initial Class)		S000003832	C000010688	8/29/2011
MML Managed Bond Fund (Initial Class)		S000003834	C000010690	8/29/2011
MML Money Market Fund (Initial Class)		S000003835	C000010691	8/29/2011

Please be advised that the binder cover and owner letter for Massachusetts Mutual Variable Life Separate Account II are incorporated into this Rule 30b2-1 filing by reference to the 30b-2 filing for Connecticut Mutual Variable Life Separate Account I (CIK 000922586) filed on September 2, 2011.

Very truly yours,

/s/ JO-ANNE RANKIN

Jo-Anne Rankin

Vice President

MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company and its affiliated companies and sales representatives.

• Springfield, MA 01111-0001	•(413) 788-8411